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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      MAY 30, 2000
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                               ZAPME! CORPORATION
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             (Exact name of registrant as specified in its charter)

     DELAWARE                    000-1084561                 91-1836242
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)                File Number)            Identification No.)

      3000 EXECUTIVE PARKWAY #150, SAN RAMON, CALIFORNIA              94583
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           (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (925) 543-0300
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 30, 2000, the Company's independent auditors, Ernst & Young LLP, notified the Company that Ernst & Young LLP, were resigning as the Company's independent auditors effective as of May 30, 2000. The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were either qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999 and December 31, 1998, and during the most recent interim period preceding Ernst & Young LLP's resignation, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 1, 2000 is filed as Exhibit 16.1 to this Form 8-K.

         On June 6, 2000, the Company approved the engagement of Grant Thornton LLP as its independent auditors for the fiscal year ending December 31, 2000 to replace the firm of Ernst & Young LLP.

                                      -2-
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      EXHIBITS.

              16.1 Letter re Change in Certifying Accountant dated June 1, 2000.


                                      -3-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   June 6, 2000            ZAPME! CORPORATION



                                 /S/ Robert Edwards
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                                 Robert Edwards
                                 Vice President and Chief Financial Officer


                                      -4-
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                                INDEX TO EXHIBITS


         Exhibit
         Number                  Description of Document
         -------                 -----------------------
          16.1         Letter re Change in Certifying Accountant dated June 1, 2000.